PURCHASE AGREEMENT
                              ------------------


     THIS PURCHASE AGREEMENT made and entered into as of October 21, 1997, by and between the Purchasers set forth on Schedule I hereto (each a "Purchaser", collectively, the "Purchasers") and Penn Octane Corporation, a Delaware corporation (the "Company").

     WHEREAS, the Company wishes to sell and each Purchaser wishes to purchase
(i) a 10% Promissory Note in such principal amount as is set forth opposite such Purchaser's name on Schedule I hereto, due on the earlier of (A) the closing of a public offering of debt or equity securities of the Company resulting in net proceeds to the Company in excess of $5 million (a "Financing") and (B) June 30, 1998, substantially in the form annexed as
Exhibit 1 hereto (the "Note"), and (ii) warrants to purchase Common Stock, $.01 par value (the "Common Stock") of the Company, exercisable until October 21, 2000 at $6.00 per share of Common Stock (subject to adjustment), in such number as is set forth opposite such Purchaser's name on Schedule I hereto (the "Warrant Shares"), substantially in the form of Exhibit 2 hereto (the "Warrants"; the Note and the Warrants being herein collectively referred to as the "Securities"); and

     WHEREAS, the Company and each of the Purchasers desire to enter into a Registration Rights Agreement with respect to the Warrant Shares, substantially in the form annexed as Exhibit 3 hereto (the "Registration Rights Agreement"), all on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the agreements and obligations herein contained, the Purchasers and the Company hereby agree as follows:

     1.         Purchase and Sale of the Securities.  Subject to the terms and
                -----------------------------------
conditions set forth in this Agreement, the Company agrees to sell to each Purchaser, and each Purchaser agrees, severally and not jointly, to purchase from the Company, such Securities set forth opposite such Purchaser's name on
Schedule I hereto for a purchase price equal to the amount set forth opposite such Purchaser's name on Schedule I hereto.

     2.     The Closing.  The closing (the "Closing") of the purchase and sale
            -----------
of the Securities shall take place on October 21, 1997 at 10:00 A.M. local time at the offices of the Company in Redwood City, California, or at such other time and place as the Company and the Purchasers shall agree. At the Closing, each Purchaser shall deliver to the Company payment for the Securities being purchased by such Purchaser in immediately available funds and the Company shall deliver a Note and Warrants to each Purchaser in the amount and number set forth opposite each Purchaser's name on Schedule I hereto.

     3.      Registration Rights.  The Purchasers shall have such registration
             -------------------
rights with respect to the Warrant Shares as are set forth in the Registration Rights Agreement.

     4.     Representations and Warranties of the Company,  As of the Closing,
            ---------------------------------------------
the  Company  represents  and  warrants  that:

          (a) the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder;

          (b) the execution, delivery and performance of this Agreement, and the sale and delivery of the Securities have been duly authorized by all necessary corporate action on the part of the Company and do not violate any covenant contained in any agreement to which the Company is a party; and

          (c) the Warrant Shares, when issued upon exercise of the Warrants and payment therefor, will be legally and validly issued, fully paid and nonassessable.

     5.         Representations and Warranties of the Purchasers.  Each of the
                ------------------------------------------------
Purchasers, severally and not jointly, represents and warrants to the Company, as to itself, as follows:

          (a)          General:
                       -------

               (i) The Purchaser has all requisite authority to enter into this Agreement and to perform all of the obligations required to be performed by it hereunder.

               (ii) Neither the Company nor any person acting on behalf of the Company has offered or sold the Securities to the Purchaser by means of any form of general solicitation or general advertising. The Purchaser has not received, paid or given, directly or indirectly, any commission or remuneration for or on account of any sale, or the solicitation of any sale, of the Securities.

          (b)          Information  Concerning  the  Company:
                       -------------------------------------

               (i) The Purchaser is familiar with the business and financial condition, properties, operations and prospects of the Company.

               (ii) The Purchaser has been given full access to all material information concerning the condition, properties, operations and prospects of the Company. The Purchaser and his advisors (if any) have had an opportunity to ask questions of, and to receive information from, the Company and persons acting on its behalf concerning the terms and conditions of the Purchaser's investment in the Securities, and to obtain any additional information necessary to verify the accuracy of the information and data received by the Purchaser. The Purchaser is satisfied that there is no material information concerning the condition, properties, operations and prospects of the Company of which Purchaser is unaware.

               (iii) The Purchaser has made, either alone or together with his advisors (if any), such independent investigation of the Company, its management, and related matters as the Purchaser deems to be, or the Purchaser's advisors (if any) have advised to be, necessary or advisable in connection with this investment; and the Purchaser and his advisors (if any) have received all information and data which the Purchaser and his advisors (if any) believe to be necessary in order to reach an informed decision as to the advisability of investing in the Securities.

               (iv) The Purchaser understands that all the Purchaser's representations and warranties contained in this Agreement will be deemed to have been reaffirmed and confirmed as of the Closing.

               (v) The Purchaser understands that the purchase of the Securities involves various risks, including the risk that it is unlikely that any market will exist for any resale of the Note or the Warrants and that resale of the Note, the Warrants and the Warrant Shares will be restricted as herein provided.

          (c)          Status  of  Purchaser:
                       ---------------------

               (i) The Purchaser either alone or with Purchaser's advisors (if any) has such knowledge, skill and experience in business, financial and investment matters as to be capable of evaluating the merits and risks of an investment in the Securities. To the extent that the Purchaser has deemed it appropriate to do so, the Purchaser has retained at Purchaser's own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and owning the Note, Warrants and Warrant Shares, as the case may be.

          (d)          Restrictions  on  Transfer  or  Sale
                       ------------------------------------

               (i) The Purchaser is acquiring the Securities and any shares of Common Stock purchased upon exercise of the Warrants solely for its own account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Note, the Warrants or such shares of Common Stock. The Purchaser understands that neither the Note, the Warrants nor such underlying Common Stock have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state (collectively referred to as "State Securities Laws") by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the Purchaser and of the other representations made by the Purchaser in this Agreement. The Purchaser understands that the Company is relying upon the representations and agreements contained in this Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

               (ii) The Purchaser understands that the Note, the Warrants and such underlying Common Stock are "restricted securities" under applicable federal securities laws and that the Securities Act and the rules of the Securities and Exchange Commission (the "Commission") provide in substance that the Purchaser may dispose of such securities or any of them only pursuant to an effective registration statement under the Securities Act or an exemption therefrom, and understands that the Company has no obligations or intentions to register any of such securities thereunder, or to take any other action so as to permit sales pursuant to the Securities Act, except as set forth in the Registration Rights Agreement. Accordingly, the Purchaser understands that under the Commission's rules, unless disposed of pursuant to an effective registration statement under the Securities Act, the Purchaser may dispose of the Note, Warrants and underlying Common Stock only in accordance with the provisions of Rule 144 under the Securities Act, to the extent available, or in "private placements" which are exempt from registration under the Securities Act, in which event the transferee will acquire "restricted securities" subject to the same limitations as in the hands of the Purchaser. As a consequence, absent such an effective registration statement under the Securities Act, the Purchaser understands that it may be required to bear the economic risks of the investment in the Securities (and the underlying Common Stock) for an indefinite period of time.

               (iii) The Purchaser agrees that (a) it will not sell, assign, pledge, give, transfer, of otherwise dispose of the Note, the Warrants or such underlying Common Stock or any interest in any thereof or therein, or make any offer or attempt to do any of the foregoing, except pursuant to registration of such securities under the Securities Act and any applicable State Securities Laws or in a transaction which, in the opinion of counsel for the Purchaser satisfactory to the Company (which requirement may be waived by the Company upon advice of counsel), is exempt from the registration provisions of the Securities Act and any applicable State Securities Laws; (b) the Note and the Warrants and any certificate(s) representing shares of Common Stock issued upon exercise of the Warrants may bear a legend making reference to the foregoing restrictions; and (c) the Company and any transfer agent for shares of its Common Stock shall not be required to give effect to any purported transfer of any of such securities except upon compliance with the foregoing restrictions.

               (iv)       The registration rights granted to the Purchaser  in
the  Registration  Rights  Agreement  are  not  assignable  or  otherwise transferrable by the Purchaser. In no event shall any sale, assignment, pledge or transfer of the Warrants or Common Stock issuable upon conversion of the Warrants by the Purchaser to a transferee give rise to any rights under the Registration Rights Agreement.

     6.          Conditions  to Obligations of Purchaser and the Company.  The
                 -------------------------------------------------------
obligations of each of the Purchasers under this Agreement to purchase any Securities specified herein and of the Company to sell and deliver such Securities are subject to the satisfaction at or prior to the Closing of the following conditions precedent:

          (a) The representations and warranties of the Company contained in Section 4 hereof and of the Purchaser contained in Section 5 hereof shall be true and correct on and as of the Closing in all respects with the same effect as though representations and warranties had been made on and as of the Closing.

          (b) The Company shall have received from the Purchaser and the Purchaser shall have received from the Company a certificate from the other party (and, in the event such party is a corporate entity, an executive officer of such party) to the effect that its representations and warranties
are    still  valid.

          (c) The Company and the Purchaser shall each have executed and delivered the Registration Rights Agreement.

     7.     Mandatory Prepayment.  If at any time prior to the maturity of the
            --------------------
Note, there shall have occurred a closing of a Financing, the Company shall, within ten (10) business days of the receipt of such proceeds, prepay (without penalty) all of the Note, including any accrued and unpaid interest thereon, at the office of the Company in Redwood City, California or such other place as the Purchasers and the Company may agree.

     8.      Fee.  In connection with the purchase and sale of the Securities,
             ---
Pennsylvania Merchant Group Ltd, as placement agent for the Company ("PMG"), shall receive at the Closing a fee from the Company equal to $120,000 plus reimbursement of expenses, not to exceed $25,000.

     9.          Waiver, Amendment.  Neither this Agreement nor any provisions
                 -----------------
hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

     10.         Assignability.  Neither this Agreement nor any right, remedy,
                 -------------
obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or any Purchaser hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld.

     11.          Applicable  Law.    This  Agreement shall be governed by and
                  ---------------
construed in accordance with the law of the State of New York, regardless of the law that might be applied under principles of conflicts of law.

     12.          Section  and Other Headings.  The section and other headings
                  ---------------------------
contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

     13.        Counterparts.  This Agreement may be executed in any number of
                ------------
counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

     14.          Notices.   All notices and other communications provided for
                  -------
herein shall be in writing and shall be deemed to have been duly given if delivered personally or by facsimile (with proof of receipt) or sent by registered or certified mail, return receipt requested, postage prepaid:

          (a)          If  to  the  Company,  to  it at the following address:
               Penn  Octane  Corporation
               900  Veterans  Boulevard,  Suite  240
               Redwood  City,  California    94603

               Attn:  Jerome  B.  Richter,
                      President

               with  a  copy  to:

               Coudert  Brothers
               1114  Avenue  of  the  Americas
               New  York,  New  York    10036

               Attn:    Arnold  H.  Tracy,  Esq.

          (b) If to a Purchaser, at the address set forth beneath such Purchaser's name on Schedule I hereto; or at such other address as any party shall have specified by notice in writing to the other parties.

     15.          Binding  Effect.   The provisions of this Agreement shall be
                  ---------------
binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

     IN WITNESS WHEREOF, the Company and the undersigned have executed this Agreement as of this 21st day of October, 1997.


                                   PENN  OCTANE  CORPORATION


                                   By:  /s/  Jerome  B.  Richter
                                        ------------------------
                                   Name:  Jerome  B.  Richter
                                   Title: Chairman,  President  and  Chief
                                          Executive  Officer

     IN  WITNESS  WHEREOF,  the Company and the undersigned have executed this

 Agreement  as  of  this  21st  day  of  October,  1997.


                                   CASTLE  ENERGY  CORPORATION


                                   By: /s/ Joeseph L. Castle
                                       ---------------------
                                   Name: Joeseph L. Castle
                                   Title:  Chairman and CEO

     IN  WITNESS  WHEREOF,  the Company and the undersigned have executed this

 Agreement  as  of  this  21st  day  of  October,  1997.



                               /s/ Clint  Norton
                          --------------------------------------
                                   Clint  Norton



                         SOUTHWEST  CONCEPT  INC.


                         By: /s/ Clint  Norton
                             -----------------
                              Name: Clint  Norton
                              Title:

     IN  WITNESS  WHEREOF,  the Company and the undersigned have executed this

Agreement  as  of  this  21st  day  of  October,  1997.



                               /s/ James  F.  Meara
                          --------------------------------------
                                   James  F.  Meara,  Jr.


                              SEP  FBO  JAMES  F.  MEARA  IRA

                              By:          Donaldson,  Lufkin  &  Jenrette  as
                                   Securities  Corporation  Custodian



                              By: /s/ James  F.  Meara
                                 -------------------------------
                              Name: James  F.  Meara,  Jr.
                              Title:

     IN  WITNESS  WHEREOF,  the Company and the undersigned have executed this

 Agreement  as  of  this  21st  day  of  October,  1997.



                    LINCOLN  TRUST  COMPANY  FBO  PERRY  D.  SNAVELY  IRA


                    By: /s/ Perry D. Snavely
                        -------------------------------
                    Name: Perry D. Snavely
                    Title:


                                        SCHEDULE I


Purchasers and Addresses                               Securities Purchased
--------------------------------------  --------------------------------------------------
Castle Energy Corporation               Principal amount of promissory note:  $1,000,000
c/o CEC, Inc.                           Warrant to purchase 166,667 shares of Common Stock
One Radnor Corporate Center             Purchase Price:  $1,000,000
100 Matsonford Road, Suite 250
Radnor, Pennsylvania  19087
(610) 995-9400
Attention: Mr. Joseph Castle

with a copy to:

Tom Spencer, Esq.
Duane Morris & Hecksher
One Liberty Place, 42nd floor
Philadelphia, Pennsylvania  19103-7396


                                            SCHEDULE I


Purchasers and Addresses                       Securities Purchased
-------------------------------  -------------------------------------------------
Clint Norton                     Principal amount of promissory note:  $90,000
17110 Dallas Parkway, Suite 120  Warrant to purchase 15,000 shares of Common Stock
Dallas, Texas 75248              Purchase Price:  $90,000
(972) 931-8509


Southwest Concept Inc.           Principal amount of promissory note:  $60,000
17110 Dallas Parkway, Suite 120  Warrant to purchase 10,000 shares of Common Stock
Dallas, Texas 75248              Purchase Price:  $60,000
Attn: Clint Norton
(972) 931-8509


                                                SCHEDULE I


Purchasers and Addresses                               Securities Purchased
---------------------------------------  -------------------------------------------------

James F. Meara, Jr.                      Principal amount of promissory note: $75,000
8150 N. Central Expressway, #795         Warrant to purchase 12,500 shares of Common Stock
Dallas, Texas 75206                      Purchase Price:  $75,000
(214) 692-7066


Donaldson Lufkin Jenrette                Principal amount of promissory note:  $75,000
Securities Corporation Custodian         Warrant to purchase 12,500 shares of Common Stock
SEP FBO James F. Meara IRA               Purchase Price:  $75,000
Pershing Division of Donaldson Lufkin &
Jenrette Securities Corporation
P.O. Box 2050
Jersey City, New Jersey  07399
(214) 692-7006


                                  SCHEDULE I


Purchasers and Addresses                Securities Purchased
------------------------  -------------------------------------------------

Lincoln Trust Company     Principal amount of promissory note: $200,000
FBO Perry D. Snavely IRA  Warrant to purchase 33,333 shares of Common Stock
P.O. Box 5831             Purchase Price:  $200,000
Denver, Colorado 80217
Attn: Monique Rice
(610) 260-6388



DATE:  OCTOBER  ___,  1997          EXHIBIT  1


                                PROMISSORY NOTE
                                ---------------

                           Redwood City, California


     FOR VALUE RECEIVED, PENN OCTANE CORPORATION, a Delaware corporation ("Company"), promises to pay to __________________________, a
__________________, or registered assigns ("Holder"), at the office of the Company in Redwood City, California or such other place as Holder may designate in writing at least three business days prior to the date fixed for such payment, the entire principal sum of _____________________($_________), together with interest thereon, on the earlier of (i) a date determined by the Company within ten (10) business days of the closing date of any public offering of debt or equity securities of the Company, resulting in net proceeds to the Company in excess of $5,000,000, and (ii) June 30, 1998, (the "Payment Date"), at which time all principal and any accrued and unpaid interest thereon shall be due and owing. This Note shall accrue interest from the date hereof at the rate of ten (10%) per annum, payable quarterly on March 31, June 30, September 30 and December 31 in each year. This Note may be prepaid at any time prior to maturity without penalty in an amount equal to the principal amount hereof plus interest thereon to the date fixed for prepayment.

     All payments of principal and interest hereunder shall be payable in lawful money of the United States.

     The Company shall be in default hereunder upon the occurrence of any of the following events: (i) the failure by the Company to make any payment of principal or interest when due hereunder and such failure shall have continued for a period of ten (10) days; (ii) the commencement by the Company of a voluntary case in a bankruptcy or insolvency proceeding or the entry of a decree or order by a court of competent jurisdiction adjudicating the Company a bankrupt or the appointment of a receiver or trustee of the Company upon the application of any creditor in an insolvency or bankruptcy proceeding or other creditor's suit; (iii) the entry of an order for relief approving a petition for reorganization or arrangement filed against the Company under the Federal bankruptcy laws and such order remains in force and unvacated thirty (30) days; (iv) an assignment for the benefit of creditors by the Company; (v) the occurrence of any event of default under the terms of any indebtedness of the Company for borrowed money in excess of $50,000, provided that such indebtedness has been accelerated because of such default; or (vi) the existence of any judgment in excess of $50,000 against, or any attachment of material property, of the Company.

     At any time when an event of default hereunder shall have occurred and shall be continuing, Holder at its option may accelerate the maturity of this Note and declare all of the indebtedness thereof to be immediately due and payable, together with accrued interest thereon, and payment thereof may be enforced by suit or other process of law.

     If this Note is not paid when due, whether at maturity or by acceleration, the Company agrees to pay all reasonable costs of collection and such costs shall include without limitation all costs, attorneys' fees and expenses incurred by Holder hereof in connection with any insolvency, bankruptcy, reorganization, arrangement or similar proceedings involving
Holder, or involving any endorser or guarantor hereof, which in any way affects the exercise by Holder hereof of its rights and remedies under this Note.

     Presentment, demand, protest, notice of protest, dishonor and non-payment of this Note and all notices of every kind are hereby waived.

     The terms "Company" and "Holder" shall be construed to include their respective heirs, personal representatives, successors, subsequent holders and permitted assigns.

     This Note shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to such state's conflicts of law provisions. Each of the parties hereto irrevocably consents to the jurisdiction and venue of the federal and state courts located in the State of New York, County of New York.


                                   PENN  OCTANE  CORPORATION


                                   By:  /s/  Jerome  B.  Richter
                                        ------------------------
                                        Jerome  B.  Richter
                                        Chairman,  President  and
                                        Chief  Executive  Officer


                                                                     EXHIBIT 2
                                                                     ---------


          NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE. NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF MAY BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF REGISTRATION OR QUALIFICATION OR AN EXEMPTION
                        THEREFROM UNDER APPLICABLE LAW.

                         COMMON STOCK PURCHASE WARRANT
                          Void after October __, 2000

                                             Warrant to Purchase ______ Shares
                                               of Common Stock, $.01 par value
                                                    of Penn Octane Corporation

                        PENN OCTANE CORPORATION (POCC)

This  is  to  Certify  That,  FOR  VALUE  RECEIVED,

                              [Name of Purchaser]

or registered assign(s) (herein referred to as the "Holder") is entitled to purchase, subject to the provisions hereof, from PENN OCTANE CORPORATION, a Delaware corporation (the "Company"), but not later than 5:00 p.m., California time, on October __, 2000 (or, if such date is not a Business Day in Redwood City, California, then on the next succeeding day which shall be a Business
Day), _______ shares of Common Stock, $.01 par value, of the Company (the "Common Stock") at an exercise price of $6.00 per share, subject to adjustment as to number of shares and purchase price as set forth in Section 6 below. The exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price". For purposes of this Warrant, a "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York, or in Redwood City, California, are authorized by law or regulation to close.

The shares of Common Stock issuable upon exercise of the Warrants are sometimes herein called the "Warrant Stock."

     1.     Exercise of Warrant.  This Warrant may be exercised in whole or in
            -------------------
part at any time and from time to time by presentation and surrender hereof to the Company at its principal office with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price in immediately available funds for the number of shares specified in such form. If this Warrant is exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the shares purchasable hereunder. Upon receipt by the Company of this Warrant at the office of the Company, in proper form for exercise, accompanied by payment of the Exercise Price, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder. The issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder for any issuance tax in respect thereof (with the exception of any federal or state income taxes applicable thereto), all such taxes to be paid by the Company, it being understood however that the Holder shall be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder. The Company will at no time close its transfer books against the transfer of this Warrant or the issuance of any shares of Common Stock issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

     2.     Reservation of Shares; Stock Fully Paid.  The  Company agrees that
            ---------------------------------------
at all times there shall be authorized and reserved for issuance upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance or delivery upon exercise of this Warrant. All shares which may be issued upon exercise hereof will, upon issuance, and receipt of payment therefor, be duly authorized, validly issued, fully paid and non-assessable.

     3.     Fractional Shares.  This Warrant shall not  be exercisable in such
            -----------------
manner as to require the issuance of fractional shares. If, as a result of adjustment in the Exercise Price or the number of shares of Common Stock to be received upon exercise of this Warrant, fractional shares would be issuable, no such fractional shares shall be issued. In lieu thereof, the Company shall pay the Holder an amount in cash equal to such fraction multiplied by the Fair Market Value of a share of Common Stock. The term "Fair Market Value" shall mean, as of a particular date, the market price on such date.

          For purposes of this Warrant, the market price on any day shall be the last sale price on such day on the NASDAQ Stock Market, or, if the Common Stock is not then listed or admitted to trading on the NASDAQ Stock Market, on such other principal stock exchange on which such stock is then listed or admitted to trading, or, if no sale takes place on such day on any such exchange, the average of the closing bid and asked prices on such day as officially quoted on any such exchange, or, if the Common Stock is not then listed or admitted to trading on any stock exchange, the average of the reported closing bid and asked prices on such day in the over-the-counter market as quoted on the National Association of Securities Dealers Automated Quotation System or, if not so quoted, then as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Company. If there shall be no meaningful over-the-counter market, then Fair Market Value shall be such amount, not less than book value, as may be determined by the Board of Directors of the Company.

     4.     Exchange or Assignment of Warrant.  This  Warrant  is exchangeable
            ---------------------------------
without expense (other than applicable transfer taxes) at the option of the Holder, upon presentation and surrender hereof to the Company for any other Warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Subject to the provisions of Section 12 below and any restriction on transfer applicable hereto pursuant to the securities laws of the United States or any State, upon surrender of this Warrant to the Company with an assignment form duly executed, and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment, and this Warrant shall promptly be cancelled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation hereof at the principal office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or exchanged, and the term "Holder" as used herein includes any holder of any Warrant into which this Warrant may be divided or for which this Warrant may be exchanged.

     5.     Rights of the Holder.  The  Holder shall not, by virtue hereof, be
            --------------------
entitled to any rights of a stockholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

     6.     Adjustment of Exercise Price and Number of Shares.  The number and
            -------------------------------------------------
kind of securities purchasable upon the exercise or exchange of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

     (a)     Adjustment for Change in Capital Stock.  If at any time after the
             --------------------------------------
date  hereof,  the  Company:

          (A) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

          (B) subdivides its outstanding shares of Common Stock into a greater number of shares;

          (C) combines its outstanding shares of Common Stock into a smaller number of shares;

          (D) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock; or

          (E) issues by reclassification of its Common Stock any shares of its capital stock;

then the Exercise Price in effect immediately prior to such action shall be adjusted so that the Holder may receive, upon exercise or exchange of this Warrant and payment of the same aggregate consideration, the number of shares of capital stock of the Company which the Holder would have owned immediately following such action if the Holder had exercised or exchanged the Warrant immediately prior to such action.

     The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

     (b)     Adjustment for Other Distributions.  If  at  any  time  after the
             ----------------------------------
date hereof, the Company distributes to all holders of its Common Stock any of its assets or debt securities, the Exercise Price following the record date shall be adjusted in accordance with the following formula:

                            E'=  E   x  M-F
                                        ---
                                         M


where:    E'     =   the  adjusted  Exercise  Price.
          E      =   the Exercise Price immediately prior to the adjustment.
          M      =   the current market price (as defined in (e) below) per
                     share of Common Stock on the record date of the distribution.

          F      =   the aggregate fair market value (as conclusively
                     determined by the Board of Directors of the Company) on the record date of the assets or debt securities to be distributed divided by the number of outstanding shares of Common Stock.

     The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of shareholders entitled to receive the distribution. In the event that such distribution is not actually made, the Exercise Price shall again be adjusted to the Exercise Price as determined without giving effect to the calculation provided hereby. In no event shall the Exercise Price be adjusted to an amount less than zero.

     This subsection does not apply to cash dividends or cash distributions paid out of consolidated current or retained earnings as shown on the books of the Company and paid in the ordinary course of business.

     (c)     Deferral of Issuance or Payment.  In  any  case in which an event
             -------------------------------
covered by this Section 6 shall require that an adjustment in the Exercise Price be made effective as of a record date, the Company may elect to defer making such adjustment until the occurrence of such event by (i) issuing to the Holder, if this Warrant is exercised after such record date but before the occurrence of such event, the shares of Common Stock and other capital stock of the Company, if any, issuable upon such exercise, had such adjustment been made as of the record date, over and above the shares of Common Stock or other capital stock of the Company, if any, issuable upon such exercise on the basis of the Exercise Price as unadjusted, and (ii) paying to the Holder by check any amount in lieu of the issuance of fractional shares pursuant to Section 3.

     (d)     When No Adjustment Required.  No  adjustment  need  be made for a
             ---------------------------
change  in  the  par  value  or  no  par  value  of  the  Common  Stock.

     (e)     Statement of Adjustments.  Whenever the Exercise Price and number
             ------------------------
of shares of Common Stock purchasable hereunder is required to be adjusted as provided herein, the Company shall promptly prepare a certificate signed by its President or any Vice President and its Treasurer or Assistant Treasurer, setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description hereunder), and the Exercise Price and number of shares of Common Stock purchasable hereunder after giving effect to such adjustment, and shall promptly cause copies of such certificates to be mailed to the Holder.

     (f)     No Adjustment Upon Exercise of Warrants.  No adjustments shall be
             ---------------------------------------
made under any Section herein in connection with the issuance of Warrant Stock upon exercise or exchange of the Warrants.

     (g)     No adjustment for Small Amounts.  Anything herein to the contrary
             -------------------------------
notwithstanding, no adjustment of the Exercise Price shall be made if the amount of such adjustment shall be less than $.05 per share, but in such case, any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to $.05 per share or more.

     (h)     Common Stock Defined.  Subject  to  the  provisions  of Section 7
             --------------------
hereof, shares issuable upon exercise or exchange hereof shall include only shares of the class designated as Common Stock of the Company as of the date hereof or shares of any class or classes resulting from any reclassification or reclassifications thereof or as a result of any corporate reorganization as provided for in Section 7 hereof.

     7.     Reclassification, Reorganization, Consolidation or Merger.  In the
            ---------------------------------------------------------
event of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company (other than a subdivision or combination of the outstanding Common Stock and other than a change in the par value of the Common Stock) or in the event of any consolidation or merger of the Company with or into another corporation (other than a merger in which merger the Company is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise or exchange of this Warrant) or in the event of any sale, lease, transfer or conveyance to another corporation of the property and assets of the Company as an entirety or substantially as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock that might have been received upon exercise or exchange of this Warrant immediately prior to such reclassification, capital reorganization, change, consolidation, merger, sale or conveyance. Any such provision shall include provisions for adjustments in respect of such shares of stock and other securities and property that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section 7 shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances. In the event that in connection with any such capital reorganization or classification, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for, or of, a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of subsection (a) of Section 6.

     8.     Notice  to Warrant Holders.  So  long  as  this  Warrant  shall be
            --------------------------
outstanding, (i) if the Company shall pay any dividend or make any distribution upon its Common Stock, or (ii) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any shares of stock or securities of any class or any other rights, or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company, or voluntary or involuntary dissolution or liquidation of the Company shall be effected, then, in any such case, the Company shall cause to be mailed to the Holder, at least thirty (30) days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or
(y) such reclassification, reorganization, consolidation, merger, conveyance, dissolution or liquidation is to take place and the date, if any is to be fixed, as of which the holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution or liquidation.

     9.     Certain Obligations of the Company.  The  Company  agrees  that it
            ----------------------------------
will not increase the par value of the shares of Warrant Stock issuable upon exercise of this Warrant above the prevailing and currently applicable Exercise Price hereunder, and that before taking any action that would cause an adjustment reducing the prevailing and current applicable Exercise Price hereunder below the then par value of the Warrant Stock at the time issuable upon exercise of this Warrant, the Company will take such corporate action, as in the opinion of its counsel, may be necessary in order that the Company may validly issue fully paid, nonassessable shares of such Warrant Stock. The Company will maintain an office or agency (which shall initially be the Company's principal office in Redwood City, California) where presentations and demands to or upon the Company in respect of this Warrant may be made and will give notice in writing to the registered holders of the then outstanding Warrants, at their addresses as shown on the books of the Company, of each change of location thereof.

     10.    Repurchase Right.  Notwithstanding  any  other  provisions of this
            ----------------
Warrant, the Company may, in the event that the average trading price of the Company's Common Stock, as reported on the NASDAQ SmallCap Market or such other exchange on which the Company's Common Stock may then be quoted, exceeds $10.00 for a period of twenty (20) consecutive trading days, upon not less than thirty (30) days' notice in writing to the Holder, repurchase all or any portion of this Warrant at a purchase price equal to $.10 per share of Common Stock covered hereby, such purchase price to be proportionally adjusted each time the Exercise Price is adjusted pursuant to Section 6 hereof. During such thirty (30) day period, the Holder may exercise such Warrants in accordance with the terms hereof. The closing on such repurchase shall occur on the date and at the time set forth in such notice at the office of the Company in Redwood City, California or at such other place as shall be agreed upon by the Company and the Holder. At the Closing, the Company shall deliver to the Holder an amount equal to the purchase price in immediately available funds and the Holder will deliver this Warrant to the Company for cancellation. To the extent any repurchase hereunder is of less than all of the rights represented by this Warrant, the Company will deliver to the Holder a new Warrant covering the rights not so purchased.

     11.    Determination by Board of Directors.  All  determinations  by  the
            -----------------------------------
Board of Directors of the Company under the provisions of this Warrant will be made in good faith with due regard to the interest of the Holder and in accordance with sound financial practices.

     12.    Notice.  All  notices  to  the Holder shall be in writing, and all
            ------
notices and certificates given to the Holder shall be sent registered or certified mail, return receipt requested, to such Holder at his address appearing on the records of the Company.

     13.    Replacement of Lost, Stolen, Destroyed or Mutilated Warrants.
            ------------------------------------------------------------
Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of any indemnity bond in such reasonable amount as the Company may determine in the case of any such mutilation, upon the surrender of such Warrant for cancellation, the Company at its expense, will execute and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor.

     14.    Number and Gender.  Whenever  the  singular number is used herein,
            -----------------
the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.

     15.    Applicable Law.  This  Warrant shall be governed by, and construed
            --------------
in accordance with, the laws of the State of New York, without regard to its conflict of laws principles.


                                   PENN  OCTANE  CORPORATION


                                   By:  /s/Jerome  B.  Richter
                                        ----------------------
                                   Name:   Jerome  B.  Richter
                                   Title:  Chairman,  President  and  Chief
                                           Executive  Officer

Dated:    October  21,  1997

                                 PURCHASE FORM
                                 -------------


                                                       Dated __________ , ____


          The undersigned hereby irrevocably elects to exercise the within Warrant to purchase ___________ shares of Common Stock and hereby makes payment of $____________ in payment of the exercise price thereof.



                                       Signature______________________________